UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Five Below, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Five Below, Inc.

1818 Market Street

Suite 2000

Philadelphia, PA 19103

May 20, 2016

Dear Fellow Shareholder:

On May 12, 2016, we filed our proxy statement for the 2016 Annual Meeting of Shareholders of Five Below, Inc. (the “Proxy Statement”) and we mailed a Notice of Internet Availability containing instructions on how to access the Proxy Statement and our annual report online and how to vote online, to the holders of record and beneficial owners of our common stock as of the close of business on the record date.

We have revised and refiled our Proxy Statement, available on our web site at http://investor.fivebelow.com/sec.cfm. The revisions relate to proposals 3 (Approval of the Company’s Equity Incentive Plan) and 4 (Approval of the Company’s Performance Bonus Plan), and include attaching the plans as appendices to the Proxy Statement and making certain other technical corrections, including disclosing the number of persons who may be eligible to receive compensatory awards under the two plans. All shareholders who receive printed copies of the proxy materials in the mail after May 20, 2016 are receiving the revised version.

If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the Proxy Statement for instructions on how to do so.

If you have not yet voted, please do so as soon as possible either by signing, dating and returning the enclosed proxy card or voting instruction form, or vote via the Internet or telephone according to the instructions indicated on the enclosed proxy card or voting instruction form.

Sincerely,

Thomas Vellios

Executive Chairman

See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000293639_1 R1.0.1.25 FIVE BELOW, INC. FIVE BELOW, INC. 1818 MARKET STREET SUITE 2000 PHILADELPHIA, PA 19103 Annual Meeting April 26, 2016 June 21, 2016 June 21, 2016 9:00 AM EDT Pepper Hamilton LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103 five below

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 0000293639_2 R1.0.1.25 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 07, 2016 to facilitate timely delivery.

Voting items 0000293639_3 R1.0.1.25 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1A Catherine E. Buggeln 1B Michael F. Devine III 1C Ronald L. Sargent 1D Daniel J. Kaufman 1E Richard L. Markee The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year ending January 28, 2017. 3. To approve the Company’s Amended and Restated Equity Incentive Plan. 4. To approve the Company’s 2016 Performance Bonus Plan. 5. To approve, by non-binding vote, the Company’s Named Executive Officer compensation. NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the election of the nominees listed under proposal 1 above and FOR proposals 2, 3, 4 and 5. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

0000293639_4 R1.0.1.25

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000293640_1 R1.0.1.25 FIVE BELOW, INC. 1818 MARKET STREET SUITE 2000 PHILADELPHIA, PA 19103 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1A Catherine E. Buggeln 1B Michael F. Devine III 1C Ronald L. Sargent 1D Daniel J. Kaufman 1E Richard L. Markee The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year ending January 28, 2017. For Against Abstain 3. To approve the Company’s Amended and Restated Equity Incentive Plan. 4. To approve the Company’s 2016 Performance Bonus Plan. 5. To approve, by non-binding vote, the Company’s Named Executive Officer compensation. NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the election of the nominees listed under proposal 1 above and FOR proposals 2, 3, 4 and 5. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting five below

0000293640_2 R1.0.1.25 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com FIVE BELOW, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS June 21, 2016 The undersigned hereby appoints Joel D. Anderson and Kenneth R. Bull, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Five Below, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, Eastern Daylight Time on June 21, 2016, at the offices of Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, and any adjournment or postponement thereof. For directions to the meeting, please contact the company at 215-546-7909. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE YOUR SHARES IN ONE OF THE OTHER METHODS PRESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side